UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2003

Commission file number: 0-23391

XML-GLOBAL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1434313 (I.R.S. Employer Identification No.)

Suite 22 - 1818 Cornwall Avenue
      Vancouver, BC, Canada V6J 1C7
(Address of principal executive offices, including zip code)

Registrant's Telephone No., including area code: (800) 201-1848

_________________________________

ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

       We issued a press release on September 23, 2003 announcing our executing a definitive agreement to sell substantially all of our business assets to Xenos Group Inc. A copy of the press release is attached as Exhibit 99.1.

ITEM 7:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated September 23, 2003

 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XML-Global Technologies, Inc.
Date: September 25, 2003	Signature:	/s/Garry Kupecz Garry Kupecz, Chief Operating Officer and Principal Executive Officer